                                                                  EXHIBIT 10.17


To:    Bob Yanover
From:  Gary Monroe
Re:    1996 Bonus Program
Date:  February 22, 1996
cc:    Al Nesbitt, Rick Kowalski

                                (CONFIDENTIAL)

         - Monroe, Nesbitt, Yanover bonuses will be based on total Lason performance.

         - Operating Managers in Troy will be based 100% on Troy NOC and Managers in Livonia will be based 100% on Livonia NOC.

         - The bonus will be earned and paid quarterly. There will NOT be any carry-over from quarter to quarter.

         - A bonus floor of 85% will be established, i.e. if quarterly performance is more than 15% below plan, there will NOT be any bonus for that quarter.

         - Individual percentages for all participants will be established for purposes of calculating actual bonuses.

          TROY                       LIVONIA                    TOTAL LASON
          ----                       -------                    -----------

              TARGET                       TARGET                       TARGET
PARTICIPANT   BONUS K$      PARTICIPANT    BONUS K$     PARTICIPANT     BONUS K$
- -----------   --------      -----------    --------     -------------   --------
Hartig            55        Elland             90       Monroe              87
Dewan             65        Kowalski           80       Nesbitt             96
Jones             15        Buckley            55       Yanover             64
Wallanse          35        Dugan              30       Troy               260
Newman            50        Carey              40       Livonia            295
Malosh            40                          ---       Christensen          9
                 ---                                    (Severance)        ---

TOTAL BONUS      260        TOTAL BONUS       295       TOTAL BONUS        811 (1)

BONUS BASE     4,173        BONUS BASE      5,064       BONUS BASE       9,237 (2)

BONUS %        .0623        BONUS %         .0582       BONUS %          .0878

(1) Original Budget submitted was $946K.
(2) Total Bonus Base = Total NOC (Excludes Goodwill & Interest)

[LASON SYSTEMS, INC. LETTERHEAD]



        TO:      Rick Kowalski

        FROM:    Al Nesbitt

        DATE:    March 8, 1996

        RE:      1996 Bonus Plan



        I am pleased to inform you that your 1996 bonus has been targeted at $80,000.00. This amount is based on 100% achievement of Livonia's budgeted net operating contribution of $ 5,269,309.00. Your monthly bonus factor is .01518. Bonuses will be paid quarterly as in the past. If, however, 85% of budgeted net operating contribution is not met for the quarter, there will not be any bonus paid or carried over.

        Delivering quarterly results will be critical in establishing our credibility in the marketplace as we move toward positioning ourselves as a national public service company. We are well positioned to have a great year. I'm confident that your continued strong efforts combined with new services will allow us to meet our objectives for 1996.

        Thanks for your support.

[LASON SYSTEMS, INC. LETTERHEAD]



        TO:      Don Elland

        FROM:    Al Nesbitt

        DATE:    March 8, 1996

        RE:      1996 Bonus Plan



        I am pleased to inform you that your 1996 bonus has been targeted at $90,000.00. This amount is based on 100% achievement of Livonia's budgeted net operating contribution of $ 5,269,309.00. Your monthly bonus factor is .01708. Bonuses will be paid quarterly as in the past. If, however, 85% of budgeted net operating contribution is not met for the quarter, there will not be any bonus paid or carried over.

        Delivering quarterly results will be critical in establishing our credibility in the marketplace as we move toward positioning ourselves as a national public service company. We are well positioned to have a great year. I'm confident that your continued strong efforts combined with new services will allow us to meet our objectives for 1996.

        Thanks for your support.

[LASON SYSTEMS, INC. LETTERHEAD]




        TO:      Dan Buckley

        FROM:    Al Nesbitt

        DATE:    March 8, 1996

        RE:      1996 Bonus Plan



        I am pleased to inform you that your 1996 bonus has been targeted at $ 55,000.00. This amount is based on 100% achievement of Livonia's budgeted net operating contribution of $ 5,269,309.00. Your monthly bonus factor is .01044. Bonuses will be paid quarterly as in the past. If, however, 85% of budgeted net operating contribution is not met for the quarter, there will not be any bonus paid or carried over.

        Delivering quarterly results will be critical in establishing our credibility in the marketplace as we move toward positioning ourselves as a national public service company. We are well positioned to have a great year. I'm confident that your continued strong efforts combined with new services will allow us to meet our objectives for 1996.

        Thanks for your support.

[LASON SYSTEMS, INC. LETTERHEAD]



        TO:      Paul Dugan

        FROM:    Al Nesbitt

        DATE:    March 8, 1996

        RE:      1996 Bonus Plan



        I am pleased to inform you that your 1996 bonus has been targeted at $ 30,000.00. This amount is based on 100% achievement of Livonia's budgeted net operating contribution of $ 5,269,309.00. Your monthly bonus factor is .00569. Bonuses will be paid quarterly as in the past. If, however, 85% of budgeted net operating contribution is not met for the quarter, there will not be any bonus paid or carried over.

        Delivering quarterly results will be critical in establishing our credibility in the marketplace as we move toward positioning ourselves as a national public service company. We are well positioned to have a great year. I'm confident that your continued strong efforts combined with new services will allow us to meet our objectives for 1996.

        Thanks for your support.

[LASON SYSTEMS, INC. LETTERHEAD]





        TO:     Greg Carey

        FROM:   Al Nesbitt

        DATE:   March 8, 1996

        RE:     1996 Bonus Plan




        I am pleased to inform you that your 1996 bonus has been targeted at $ 40,000.00. This amount is based on 100% achievement of Livonia's budgeted net operating contribution of $ 5,269,309.00. Your monthly bonus factor is .00759. Bonuses will be paid quarterly as in the past. If, however, 85% of budgeted net operating contribution is not met for the quarter, there will not be any bonus paid or carried over.

        Delivering quarterly results will be critical in establishing our credibility in the marketplace as we move toward positioning ourselves as a national public service company. We are well positioned to have a great year. I'm confident that your continued strong efforts combined with new services will allow us to meet our objectives for 1996.

        Thanks for your support.

[LASON SYSTEMS, INC. LETTERHEAD]



        TO:      Carey Newman

        FROM:    Gary Monroe

        DATE:    March 8, 1996

        RE:      1996 Bonus Plan



        I am pleased to inform you that your 1996 bonus has been targeted at $ 50,000.00. This amount is based on 100% achievement of Troy's budgeted net operating contribution of $ 4,173,060.00. Your monthly bonus factor is .01198. Bonuses will be paid quarterly as in the past. If, however, 85% of budgeted net operating contribution is not met for the quarter, there will not be any bonus paid or carried over.

        Delivering quarterly results will be critical in establishing our credibility in the marketplace as we move toward positioning ourselves as a national public service company. We are well positioned to have a great year. I'm confident that your continued strong efforts combined with new services will allow us to meet our objectives for 1996.

        Thanks for your support.

[LASON SYSTEMS, INC. LETTERHEAD]


        TO:     Dave Malosh

        FROM:   Gary Monroe

        DATE:   March 8, 1996

        RE:     1996 Bonus Plan



        I am pleased to inform you that your 1996 bonus has been targeted at $40,000.00. This amount is based on 100% achievement of Troy's budgeted net operating contribution of $ 4,173,060.00. Your monthly bonus factor,is .00959. Bonuses will be paid quarterly as in the past. If, however, 85% of budgeted net operating contribution is not met for the quarter, there will not be any bonus paid or carried over.

        Delivering quarterly results will be critical in establishing our credibility in the marketplace as we move toward positioning ourselves as a national public service company. We are well positioned to have a great year. I'm confident that your continued strong efforts combined with new services will allow us to meet our objectives in 1996.

        Thanks for your support.

[LASON SYSTEMS, INC. LETTERHEAD]



        TO:    Jim Dewan

        FROM:  Gary Monroe

        DATE:  March 8, 1996

        RE:    1996 Bonus Plan



        I am pleased to inform you that your 1996 bonus has been targeted at $65,000.00. This amount is based on 100% achievement of Troy's budgeted net operating contribution of $ 4,173,060.00. Your monthly bonus factor is .01558. Bonuses will be paid quarterly as in the past. If, however, 85% of budgeted net operating contribution is not met for the quarter, there will not be any bonus paid or carried over.

        Delivering quarterly results will be critical in establishing our credibility in the marketplace as we move toward positioning ourselves as a national public service company. We are well positioned to have a great year. I'm confident that your continued strong efforts combined with new services will allow us to meet our objectives in 1996.

        Thanks for your support.

[LASON SYSTEMS, INC. LETTERHEAD]



        TO:    Karl Hartig

        FROM:  Gary Monroe

        DATE:  March 8, 1996

        RE:    1996 Bonus Plan



        I am pleased to inform you that your 1996 bonus has been targeted at $55,000.00. This amount is based on 100% achievement of Troy's budgeted net operating contribution of $ 4,173,060.00. Your monthly bonus factor is .01318. Bonuses will be paid quarterly as in the past. If, however, 85% of budgeted net operating contribution is not met for the quarter, there will not be any bonus paid or carried over.

        Delivering quarterly results will be critical in establishing our credibility in the marketplace as we move toward positioning ourselves as a national public service company. We are well positioned to have a great year. I'm confident that your continued strong efforts combined with new services will allow us to meet our objectives in 1996.

        Thanks for your support.

[LASON SYSTEMS, INC. LETTERHEAD]



        TO:    John Wallanse

        FROM:  Gary Monroe

        DATE:  March 8, 1996

        RE:    1996 Bonus Plan



        I am pleased to inform you that your 1996 bonus has been targeted at $35,000.00. This amount is based on 100% achievement of Troy's budgeted net operating contribution of $ 4,173,060.00. Your monthly bonus factor is .00839. Bonuses will be paid quarterly as in the past. If, however, 85% of budgeted net operating contribution is not met for the quarter, there will not be any bonus paid or carried over.

        Delivering quarterly results will be critical in establishing our credibility in the marketplace as we move toward positioning ourselves as a national public service company. We are well positioned to have a great year. I'm confident that your continued strong efforts combined with new services will allow us to meet our objectives in 1996.

        Thanks for your support.

[LASON SYSTEMS, INC. LETTERHEAD]



        TO:    Larry Jones

        FROM:  Gary Monroe

        DATE:  March 8, 1996

        RE:    1996 Bonus Plan



        I am pleased to inform you that your 1996 bonus has been targeted at $15,000.00. This amount is based on 100% achievement of Troy's budgeted net operating contribution of $ 4,173,060.00. Your monthly bonus factor is .00360. Bonuses will be paid quarterly as in the past. If, however, 85% of budgeted net operating contribution is not met for the quarter, there will not be any bonus paid or carried over.

        Delivering quarterly results will be critical in establishing our credibility in the marketplace as we move toward positioning ourselves as a national public service company. We are well positioned to have a great year. I'm confident that your continued strong efforts combined with new services will allow us to meet our objectives in 1996.

        Thanks for your support.